Exhibit 10.10

SECOND AMENDMENT TO
LOAN AGREEMENT AND LIMITED WAIVER

THIS SECOND AMENDMENT TO LOAN AGREEMENT AND LIMITED WAIVER (this “Amendment”), dated as of April 7, 2014, is made by and among AMERICAN LOCKER GROUP INCORPORATED, a Delaware corporation (“American Locker”), SECURITY MANUFACTURING CORPORATION, a Delaware corporation (“Security”), AMERICAN LOCKER SECURITY SYSTEMS, INC., a Delaware corporation (“ALS” and together with American Locker and Security, each, a “Borrower” and jointly and severally, “Borrowers”), and TRIUMPH SAVINGS BANK, SSB, D/B/A TRIUMPH COMMERCIAL FINANCE (together with its successors and assigns, “Lender”).

RECITALS

A.     Borrowers and Lender are parties to that certain Loan Agreement dated September 30, 2013 (as amended, restated, extended, supplemented and/or otherwise modified from time to time, the “Loan Agreement”);

B.     The following Events of Default (the “Existing Defaults”) have occurred and are continuing under the Loan Agreement; (a) Borrowers’ failure to satisfy the Ratio of Debt to Tangible Net Worth covenant set forth in Section 6.15 of the Loan Agreement for the months ended December 31, 2013, January 31, 2014 and February 28, 2014; (b) Borrowers’ failure to satisfy the Fixed Charge Ratio covenant set forth in Section 6.17 for certain periods ended December 31, 2013, January 31, 2014 and February 28, 2014 and (c) Borrowers’ failure to satisfy the Tangible Net Worth covenant set forth in Section 6.18 of the Loan Agreement for the months ended December 31, 2014, January 31, 2014 and February 28, 2014;

C.      Borrowers have requested that Lender waive the Existing Defaults subject to the terms and conditions as set forth in this Amendment;

D.     Borrowers have requested that Lender make certain amendments to the Loan Agreement subject to the terms and conditions as set forth in this Amendment; and

E.     Lender has agreed to waive the Existing Defaults and make certain amendments to the Loan Agreement subject to the terms and conditions as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound agree as follows:

ARTICLE I
DEFINITIONS

1.01     Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

ARTICLE II
AMENDMENTS

Effective as of the Effective Date (as defined below), except as otherwise provided below, the Loan Agreement is hereby amended as follows:

2.01     Amendment to Section 6.15. Section 6.15 of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“Ratio of Debt to Tangible Net Worth. During the term of this Agreement, Borrowers and its Subsidiaries shall not permit the ratio of (a) Senior Debt to (b) Tangible Net Worth, on a consolidated basis, to be greater than (i) 3.0:1.0 during the second calendar quarter of 2014 and (ii) 2.5:1.0 for each calendar quarter thereafter, which determination shall be made on the last day of each calendar quarter.”

2.02     Amendment to Section 6.17. Section 6.17 of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“Fixed Charge Ratio. During the term of this Agreement, Borrowers and its Subsidiaries shall not permit its Fixed Charge Coverage Ratio, on a consolidated basis, to be less than 1.1:1.0, which determination shall be made on April 30, 2014 based on the one-month period then ending, on May 31, 2014 based on the two-month period then ending, on June 30, 2014 based on the three-month period then ending, on July 31, 2014 based on the four-month period then ending, on August 31, 2014 based on the five-month period then ending, on September 30, 2014 based on the six-month period then ending, on October 31, 2014 based on the seven-month period then ending, on November 30, 2014 based on the eight-month period then ending, on December 31, 2014 based on the nine-month period then ending, on January 31, 2015 based on the ten-month period then ending, on February 28, 2015 based on the eleven-month period then ending, on March 31, 2015 based on the twelve-month period then ending, on each calendar quarter thereafter based on a trailing twelve month basis.”

2.03     Amendment to Section 6.18. Section 6.18 of the Loan Agreement is hereby amended and restated in its entirety to provide as follows:

“Tangible Net Worth. During the term of this Agreement, Borrowers and its Subsidiaries will not permit its Tangible Net Worth, on a consolidated basis, as determined on the last day of each calendar quarter to be less than the amount set forth below for the applicable period:

Period	Minimum Tangible Net Worth
On the Effective Date through December 31, 2014	$1,000,000
From January 1, 2015 through December 31, 2015	$1,000,000 plus 50% of Net Income for such fiscal year
For each fiscal year thereafter	The “Tangible Net Worth” for the immediately preceding period plus 50% of Net Income for such fiscal year

ARTICLE III
LIMITED WAIVER

3.01     Waiver of Existing Defaults. Lender hereby waives the Existing Defaults; provided, however, that Lender’s waiver is subject to the satisfaction of all conditions precedent to the effectiveness of this Amendment.

3.02     Loan Agreement and Other Loan Documents Remain in Full Force and Effect. Except as expressly waived or agreed herein, all covenants, obligations, and agreements of the Borrowers contained in the Loan Agreement and the other Loan Documents shall remain in full force and effect in accordance with their terms. Without limitation of the foregoing, the limited waivers and agreements set forth herein are limited precisely to the extent set forth herein and shall not be deemed to (i) be a consent or agreement to, or waiver or modification of, any other term or condition of the Loan Agreement or any other documents referred to therein and the failure of Lender at any time or times hereafter to require strict performance by Borrowers of any provision thereof shall not waive, affect, or diminish any right Lender has to thereafter demand strict compliance therewith, (ii) except as expressly set forth herein, prejudice any right or rights which the Lender may now have or may have in the future under or in connection with the Loan Agreement or any of the documents referred to therein, or (iii) constitute any course of dealing or other basis for altering any obligation of any Borrower under the Loan Documents or any right, privilege, or remedy of Lender under the Loan Documents. Irrespective of any previous failures or delays of Lender in the monitoring or in the requiring of compliance by any Borrower with the duties, obligations and agreements of Borrowers in the Loan Documents, hereafter, each Borrower is expected to comply strictly with its duties, obligations, and agreements under the Loan Documents. Except as expressly modified hereby, the terms and provisions of the Loan Agreement and any other documents or instruments executed in connection with any of the foregoing are and shall remain in full force and effect, and the same are hereby ratified and confirmed by the Borrowers in all respects. Except as expressly set forth herein, no action or inaction of the Lender or any other Person, and no change of law or circumstances, shall release or diminish the obligations, liabilities, agreements or duties of the Borrowers, affect the Loan Agreement and the Loan Documents in any way, or afford any Person any recourse against the Lender

ARTICLE IV
CONDITIONS PRECEDENT

4.01     Conditions to Effectiveness. This Amendment shall become effective only upon the satisfaction in full, in a manner satisfactory to Lender, of the following conditions precedent (the first such date upon which all such conditions have been satisfied being herein called the “Effective Date”):

(a)     Lender shall have received this Amendment, duly executed by Borrowers, in form and substance satisfactory to Lender and its counsel.

(b)     The representations and warranties made by Borrowers contained herein and in the Loan Agreement, as amended hereby, and the other Loan Documents, shall be true and correct in all material respects as of the date hereof, as if those representations and warranties were made for the first time on such date.

(c)     No Default or Event of Default (other than the Existing Defaults) shall exist under any of the Loan Documents (as amended hereby), and no Default or Event of Default will result under any of the Loan Documents from the execution, delivery or performance of this Amendment.

(d)     Lender shall have received all corporate and other proceedings, and all documents instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in form and substance to Lender and its counsel.

(e)     Lender shall have received all other documents Lender may reasonably request with respect to any matter relevant to this Amendment or the transactions contemplated hereby, duly executed by Borrowers, in form and substance satisfactory to Lender and its counsel.

(f)     Borrowers shall have paid Lender an amendment fee in the amount of $5,000, which amount shall be deemed fully earned on the date hereof and nonrefundable.

ARTICLE V
MISCELLANEOUS PROVISIONS

5.01     Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or the other Loan Documents, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender shall affect the representations and warranties or the right of Lender to rely upon them.

5.02     References to Loan Agreement. Each of the Loan Agreement and the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

5.03     Costs and Expenses of Lender. Each Borrower agrees to pay on demand all reasonable costs and expenses incurred by Lender in connection with any and all amendments, modifications, and supplements to the other Loan Documents, including, without limitation, the reasonable costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the costs and fees of Lender’s legal counsel.

5.04     Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.05     Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender, Borrowers and their respective successors and assigns, except that Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of Lender.

5.06     Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

5.07     Further Assurances. Each Borrower agrees to execute and cause each Guarantor to execute such other and further documents and instruments as Lender may request to implement the provisions of this Agreement and to perfect and protect the liens and security interests created by the Loan Agreement and the other Loan Documents.

5.08     Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant or condition by any Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.09     No Limitation on Lender. Nothing in this Agreement shall be deemed in any way to limit or restrict Lender’s rights to seek in a bankruptcy court or any other court of competent jurisdiction, any relief Lender may deem appropriate in the event that a voluntary or involuntary petition under any title of the Bankruptcy Code of the United States is filed by or against any Borrower or any Guarantor.

5.10     Material Inducement. Each Borrower further acknowledges and agrees that the representations, acknowledgments, agreements and warranties in this Agreement have been made by such Borrower as a material inducement to Lender to into this Agreement, that Lender is relying on such representations and warranties, has changed and will continue to change its position in reliance thereon and that Lender would not have entered into this Agreement without such representations, acknowledgments, agreements, and warranties.

5.11     Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.12     Applicable Law. THIS AMENDMENT AND ALL OTHER AGREEMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

5.13     Final Agreement. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWERS AND LENDER.

5.14     Full Opportunity for Review; No Undue Influence. Each Borrower has reviewed this Agreement and acknowledges and agrees that it (a) understands fully the terms of this Agreement and the consequences of the issuance hereof, (b) has been afforded an opportunity to have this Agreement reviewed by, and to discuss this Agreement with, such attorneys and other Persons as it may wish, and (c) has entered into this Agreement of its own free will and accord and without threat or duress. This Agreement and all information furnished to Lender is made and furnished in good faith, for value and valuable consideration. This Agreement has not been made or induced by any fraud, duress or undue influence exercised by Lender or any other Person.

5.15     Release. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO SUCH BORROWER UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST LENDER, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY LOANS OR EXTENSIONS OF CREDIT FROM LENDER TO SUCH BORROWER UNDER THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

[Remainder intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

AMERICAN LOCKER GROUP INCORPORATED

By:	/s/ Stephen P. Slay
Name:	Stephen P. Slay
Title:	Chief Financial Officer

SECURITY MANUFACTURING CORPORATION

By:	/s/ Stephen P. Slay
Name:	Stephen P. Slay
Title:	Chief Financial Officer

AMERICAN LOCKER SECURITY SYSTEMS, INC.

By:	/s/ Stephen P. Slay
Name:	Stephen P. Slay
Chief Financial Officer

[Signature Page to Second Amendment and Limited Waiver]

TRIUMPH SAVINGS BANK, SSB, D/B/A
TRIUMPH COMMERCIAL FINANCE

By:	/s/ Daniel J. Karas
Name:	Daniel J. Karas
Title:	Executive Vice President

[Signature Page to Second Amendment and Limited Waiver]